Exhibit 10.1

Twelfth AMENDMENT TO AMENDED AND RESTATED
CREDIT AGREEMENT

This TWELFTH Amendment to AMENDED AND RESTATED Credit Agreement (this “Amendment”) dated as of October 29, 2013, is by and among Concho Resources Inc., a Delaware corporation (the “Borrower”), each of the undersigned guarantors (the “Guarantors”), the Lenders party hereto (the “Lenders”)  and JPMorgan  Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).  Unless the context otherwise requires or unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).

WITNESSETH:

WHEREAS, the Borrower, the Administrative Agent and the Lenders entered into that certain Amended and Restated Credit Agreement dated as of July 31, 2008 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement in certain respects.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrower, the Guarantors, the Administrative Agent and the Required Lenders hereby agree as follows:

Section 1.  Amendments to Credit Agreement.   Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 3  of this Amendment, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended effective as of the Twelfth Amendment Effective Date (defined below) in the manner provided in this Section 1.

1.1              Additional Definitions.  Section 1.01 of the Credit Agreement shall be and it hereby is amended by inserting the following definitions in the appropriate alphabetical order:

“Collateral Coverage Ratio” means, as of any date of determination, the ratio of (a) the Mortgaged Present Value to (b) the lesser of (i) the Borrowing Base then in effect on the date of determination and (ii) the Aggregate Commitments at such date of determination.
“Mortgaged Present Value” means, as of any date of determination, the calculation of the present value (using the average of the discount rates then customarily utilized by the Administrative Agent for reserve valuation purposes) of projected future net revenues from proven reserves attributable to the Mortgaged Present Value Production, utilizing the price assumptions then being applied by the Administrative Agent to evaluate the loan value of oil and gas properties, generally.  Notwithstanding the foregoing, no more than 25% of any calculation of Mortgaged Present Value may be attributable to proven reserves that are not then categorized as “proved developed producing”.
“Mortgaged Present Value Production” means, at any date of determination, the projected production of Hydrocarbons (measured by volume unit or btu equivalent, not sales price) from properties and interests owned by any Loan Party which are Mortgaged Properties, as such production is projected in the most recent Engineering Report delivered pursuant to Section 3.01, after deducting projected production from any Qualified Disposition or executed contract then in effect for a Qualified Disposition that had been included in such report and after adding projected production from any Qualified Acquisition or executed contract for a Qualified Acquisition then in effect that had not been reflected in such report but that is reflected in a separate or supplemental report which is satisfactory to the Administrative Agent.
“Twelfth Amendment Effective Date” means October 29, 2013.

1.2              Amended Definitions. The following definitions set forth in Section 1.01  of the Credit Agreement shall be and hereby are amended and restated as follows:

“Consolidated EBITDAX” means, for any period, for the Borrower and its Restricted Subsidiaries on a consolidated basis, an amount equal to Consolidated Net Income for such period plus  (a) the following to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Charges for such period, (ii) the provision for Federal, state, and local income and franchise taxes payable by the Borrower and its Restricted Subsidiaries for such period, (iii) depletion, depreciation, amortization and exploration expense, (iv) all other non-cash items reducing such Consolidated Net Income, and (v) extraordinary or non-recurring losses, and minus  (b) the following to the extent included in calculating such Consolidated Net Income: (i) Federal, state and local income tax credits of the Borrower and its Restricted Subsidiaries for such period (ii) all other non-cash items increasing Consolidated Net Income for such period, and (iii) extraordinary or non-recurring gains; provided  that, with respect to the determination of the Borrower’s compliance with the Consolidated Leverage Ratio set forth in Section 7.11(a) for any period, Consolidated EBITDAX shall be adjusted to give effect, on a pro forma basis, to any Qualified Acquisition or Qualified Disposition made during such period, as if such Acquisition or Disposition had occurred on the first day of such period.
“Excluded Hedges” means Swap Contracts that (i) are basis differential only swaps for volumes of crude oil and natural gas included under other Swap Contracts permitted by Section 7.12(a), including Midland-Cushing differential basis swaps or (ii) are a hedge of volumes of crude oil or natural gas by means of a put or a price “floor” for which there exists no mark-to-market exposure to the Borrower.
“Lender Counterparty” means any Lender or any Affiliate of a Lender that is counterparty to a Swap Contract with any Loan Party, other than a Defaulting Lender or an Affiliate of a Defaulting Lender.
“Qualified Acquisition” means an Acquisition or a series of related Acquisitions in which the consideration paid by the Loan Parties is equal to or greater than $50,000,000.
“Qualified Disposition” means a Disposition or a series of related Dispositions in which the consideration received by the Loan Parties is equal to or greater than $50,000,000.

1.3              Title Information.  Section 6.14 of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:

6.14     Delivery of Title Opinions.   As and when requested by the Administrative Agent at any time additional Mortgages are required pursuant to Section 6.16(c), deliver to the Administrative Agent such reports, opinions of counsel (which opinions are not required to be addressed to the Administrative Agent) and other evidence of title as the Administrative Agent shall deem reasonably necessary or appropriate to verify (A) clear and valid title (except for such defects in title as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect) of the Borrower and its Restricted Subsidiaries to not less than eighty percent (80%) of the Engineered Value of the Borrowing Base Properties that are required to be subject to a Mortgage pursuant to Section 6.16(c) and at least the working interest and net revenue interest in such oil and gas properties set forth in the most recent Engineering Report and (B) the validity, perfection and priority of the Liens created by the Mortgages and Security Instruments and such other matters regarding such Mortgages as Administrative Agent shall reasonably request, except that opinions of counsel regarding priority of the Liens shall not be required.

1.4              Mortgaged Properties.  Section 6.16(c) of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:

(c)        The Borrower shall, and shall cause each of its Restricted Subsidiaries to take such actions and execute and deliver such documents and instruments as Administrative Agent shall reasonably require to ensure that the Administrative Agent shall, at all times, have received currently effective, duly executed Mortgages as may be necessary or, in the reasonable opinion of Administrative Agent, desirable to effectively create a valid, perfected and first priority Lien (subject only to Liens permitted under Section 7.01) against Borrowing Base Properties sufficient to provide a Collateral Coverage Ratio of at least 1.75 to 1.00, in which event neither the Borrower nor any of its Restricted Subsidiaries shall have any obligation to execute or deliver any Mortgages, documents and/or instruments pursuant to this Section 6.16(c).

1.5              Limitation on Sale/Leasebacks.  Section 7.13 of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:

7.13     Limitation on Sale/Leasebacks.   Enter into any arrangement, directly or indirectly, with any Person whereby the Borrower or such Restricted Subsidiary shall sell or transfer any oil and gas properties or any midstream assets or properties, with the intent to lease such asset or property as lessee.

Section 2.  Reaffirmation of Borrowing Base.   This Amendment shall constitute a notice of reaffirmation of the Borrowing Base pursuant to Section 3.04 of the Credit Agreement and the Administrative Agent hereby notifies the Borrower that, as of the Twelfth Amendment Effective Date, the Borrowing Base shall continue to be $3,000,000,000 until the earlier of (a) the next Redetermination of the Borrowing Base pursuant to Article III of the Credit Agreement and (b) the date the Borrowing Base is otherwise adjusted pursuant to the terms of the Credit Agreement.  The Borrower and the Required Lenders agree that the reaffirmation of the Borrowing Base provided for in this Section 2  shall be considered and deemed to be the October 1, 2013 Scheduled Redetermination.

Section 3.  Conditions.   The amendments to the Credit Agreement set forth in Section 1  of this Amendment and the reaffirmation of the Borrowing Base set forth in Section 2 of this Amendment shall be effective on the date that each of the conditions set forth in this Section 3  is satisfied (the “Twelfth Amendment Effective Date”).

3.1              Execution and Delivery.  Each Loan Party and the Required Lenders shall have executed and delivered this Amendment and any other documents requested by the Administrative Agent prior to the date hereof, all in form and substance satisfactory to the Administrative Agent.

3.2              No Default.  No Default shall have occurred and be continuing or shall result from the effectiveness of this Amendment.

3.3              Other Documents.  The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Administrative Agent or its special counsel may reasonably request prior to the date hereof, and all such documents shall be in form and substance satisfactory to the Administrative Agent.

Section 4.  Representations and Warranties of the Borrower.   To induce the Lenders to enter into this Amendment, the Borrower and each Guarantor hereby represents and warrants to the Lenders as follows:

4.1              Reaffirmation of Representations and Warranties/Further Assurances.  After giving effect to the amendments contained herein, each representation and warranty of the Borrower or any Guarantor contained in the Credit Agreement, the Guaranty or in any other Loan Document is true and correct in all material respects on the date of this Amendment (except that any representation or warranty which by its terms was made as of a specified date shall be true and correct in all material respects only as of such specified date and any representation or warranty which is qualified by reference to “materiality” or “Material Adverse Effect” is true and correct in all respects).

4.2              Corporate Authority; No Conflicts.  The execution, delivery and performance by the Borrower and each Guarantor (to the extent a party hereto or thereto) of this Amendment and all documents, instruments and agreements contemplated herein are within the Borrower’s or such Guarantor’s corporate or other organizational powers, have been duly authorized by necessary action and require no approval, consent or action by or in respect of, or filing with, any court or agency of government.

4.3              Enforceability.   This Amendment constitutes the valid and binding obligation of the Borrower enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

4.4              No Default.  As of the date of this Amendment, no Default has occurred and is continuing.

Section 5.  Miscellaneous.

5.1              Reaffirmation of Loan Documents and Liens.  Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect.  The Borrower and each Guarantor hereby agrees that the amendments and modifications herein contained shall not impair its liabilities, duties and obligations under the Credit Agreement, the Guaranty and the other Loan Documents to which it is a party or the Liens granted by it securing the payment and performance thereof.  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender, the L/C Issuer or the Administrative Agent under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents.  Upon and after the execution of this Amendment by each of the parties hereto, (i) each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby and (ii) each reference in the Guaranty to “this Guaranty” and each reference in the other Loan Documents to “the Guaranty”, shall mean and be a reference to the Guaranty as modified hereby.  This Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

5.2              Parties in Interest.  All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

5.3              Legal Expenses.  The Borrower hereby agrees to pay all reasonable fees and expenses of special counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

5.4              Counterparts.   This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  However, this Amendment shall bind no party until the Borrower, the Guarantors, the Required Lenders, and the Administrative Agent have executed a counterpart.  Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

5.5              Complete Agreement.  THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

5.6              Headings.   The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

5.7              Governing Law.  This Amendment shall be governed by, and construed in accordance with, the law of the State of Texas.

[Signature Pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Twelfth Amendment to Amended and Restated Credit Agreement to be duly executed as of the date first above written.

BORROWER:

CONCHO RESOURCES INC.,
a Delaware corporation

By:        /s/ Ben Rodgers
Name:   Ben Rodgers
Title:     Vice President and Treasurer

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and a Lender

By:        /s/ David Morris
Name:   David Morris
Title:     Authorized Officer

bank of america, n.a.,
as Syndication Agent and a Lender

By:        /s/ Alia Qaddumi
Name:   Alia Qaddumi
Title:     Vice President

CREDIT AGRICOLE CORPORATE
AND INVESTMENT BANK, f/k/a CALYON (NEW YORK BRANCH),
as a Co-Documentation Agent and a Lender

By:        /s/ Sharada Manne
Name:   Sharada Manne
Title:     Managing Director

By:        /s/ Michael D. Willis
Name:   Michael D. Willis
Title:     Managing Director

ING CAPITAL LLC,
as a Co-Documentation Agent and a Lender

By:        /s/ Charles Hall
Name:   Charles Hall
Title:     Managing Director

SCOTIABANC INC.,
as a Lender

By:        /s/ J.F. Todd
Name:   J.F. Todd
Title:     Managing Director

union bank, N.A.,
as a Lender

By:        /s/ Brian Hawk
Name:   Brian Hawk
Title:     Assistant Vice President

compass bank,
as a Lender

By:        /s/ James Neblett
Name:   James Neblett
Title:     Vice President

keybank national association,
as a Lender

By:        /s/ Paul J. Pace
Name:   Paul J. Pace
Title:     Senior Vice President

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:        /s/ Tara Mclean
Name:   Tara Mclean
Title:     Vice President

wells fargo bank, N.A.,
as a Co-Documentation Agent and a Lender

By:        /s/ Lila Jordan
Name:   Lila Jordan
Title:     Managing Director

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:        /s/ James D. Weinstein
Name:   James D. Weinstein
Title:     Managing Director

NATIXIS (formerly Natexis Banques Populaires),
as a Lender

By:        /s/ Louis P. Laville, III
Name:   Louis P. Laville, III
Title:     Managing Director

By:        /s/ Timothy L. Polvado
Name:   Timothy L. Polvado
Title:     Managing Director

SUNTRUST BANK,
as a Lender

By:        /s/ Shannon Juhan
Name:   Shannon Juhan
Title:     Vice President

BOKF, NA dba BANK OF TEXAS,
as a Lender

By:        /s/ Matt Chase
Name:   Matt Chase
Title:     Vice President

CITIBANK, N.A.,
as a Lender

By:        /s/ Mason McGurrin
Name:   Mason McGurrin
Title:     Vice-President

frost national bank,
as a Lender

By:        /s/ Alex Zemkoski
Name:   Alex Zemkoski
Title:     Senior Vice President

BANK OF MONTREAL,
as a Lender

By:        /s/ Gumaro Tijerina
Name:   Gumaro Tijerina
Title:     Director

barclays bank plc,
as a Lender

By:        /s/ Vanessa A. Kurbatskiy
Name:   Vanessa A. Kurbatskiy
Title:     Vice President

THE ROYAL BANK OF SCOTLAND plc,
as a Lender

By:        /s/ Sanjay Remond
Name:   Sanjay Remond
Title:     Authorised Signatory

UBS LOAN FINANCE LLC,
as a Lender

By:        /s/ Lana Gifas
Name:   Lana Gifas
Title:     Director

By:        /s/ Jennifer Anderson
Name:   Jennifer Anderson
Title:     Associate Director

CAPITAL ONE, National association,
as a Lender

By:        /s/ Christopher Kuna
Name:   Christopher Kuna
Title:     Vice President

CIBC, INC.,
as a Lender

By:        /s/ Trudy Nelson
Name:   Trudy Nelson
Title:     Authorized Signatory

By:        /s/ Richard Antl
Name:   Richard Antl
Title:     Authorized Signatory

COMERICA BANK,
as a Lender

By:        /s/ Brandon M. White
Name:   Brandon M. White
Title:     Assistant Vice President

GOLDMAN SACHS BANK USA,
as a Lender

By:        /s/ Michelle Latzoni
Name:   Michelle Latzoni
Title:     Authorized Signatory

REGIONS BANK,
as a Lender

By:        /s/ Daniel G. Steele
Name:   Daniel G. Steele
Title:     Senior Vice President

ROYAL BANK OF CANADA,
as a Lender

By:        /s/ Kristan Spivey
Name:   Kristan Spivey
Title:     Authorized Signatory

SOCIETE GENERALE,
as a Lender

By:        /s/ David M. Bornstein
Name:   David M. Bornstein
Title:     Director

AMEGY BANK, N.A.,
as a Lender

By:        /s/ JB Askew
Name:   JB Askew
Title:     Assistant Vice President

CREDIT SUISSE AG, Cayman Islands BRANCH,
as a Lender

By:        /s/ Nupur Kumar
Name:   Nupur Kumar
Title:     Authorized Signatory

By:        /s/ Michael Spaight
Name:   Michael Spaight

CONSENT AND REAFFIRMATION

The undersigned (each a “Guarantor”) hereby (i) acknowledges receipt of a copy of the foregoing Twelfth Amendment to Amended and Restated Credit Agreement (the “Twelfth Amendment”); (ii) consents to the Borrower’s execution and delivery thereof; (iii) agrees to be bound thereby; (iv) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the obligations of the Borrower to Lenders pursuant to the terms of its Guaranty in favor of Agent and the Lenders (the “Guaranty”) or the Liens granted by it securing payment and performance thereunder and (v) reaffirms that the Guaranty and such Liens are and shall continue to remain in full force and effect.  Although each Guarantor has been informed of the matters set forth herein and has acknowledged and agreed to same, each Guarantor understands that the Lenders have no obligation to inform any Guarantor of such matters in the future or to seek any Guarantor’s acknowledgment or agreement to future amendments or waivers for its Guaranty to remain in full force and effect, and nothing herein shall create such duty or obligation.

IN WITNESS WHEREOF, the undersigned has executed this Consent and Reaffirmation on and as of the date of this Twelfth Amendment.

GUARANTORS:

COG OPERATING LLC,
a Delaware limited liability company

By:        /s/ Ben Rodgers
Name:   Ben Rodgers
Title:     Vice President and Treasurer

COG REALTY LLC,
a Texas limited liability company

By:        /s/ Ben Rodgers
Name:   Ben Rodgers
Title:     Vice President and Treasurer

QUAIL RANCH LLC,
a Texas limited liability company

By:      /s/ Ben Rodgers
Name:  Ben Rodgers
Title:    Vice President and Treasurer

COG HOLDINGS LLC,
a Texas limited liability company

By:        /s/ Ben Rodgers
Name:   Ben Rodgers
Title:     Vice President and Treasurer

CONCHO OIL & GAS LLC,
a Texas limited liability company

By:        /s/ Ben Rodgers
Name:   Ben Rodgers
Title:     Vice President and Treasurer

DELAWARE RIVER SWD LLC,
a Texas limited liability company

By:        /s/ Ben Rodgers
Name:   Ben Rodgers
Title:     Vice President and Treasurer

COG PRODUCTION LLC,
a Texas limited liability company

By:        /s/ Ben Rodgers
Name:   Ben Rodgers
Title:     Vice President and Treasurer

COG ACREAGE LP,
a Texas limited partnership

By:      COG Production LLC, its general partner

By:        /s/ Ben Rodgers
Name:   Ben Rodgers
Title:     Vice President and Treasurer